SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             CELOX LABORATORIES INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:


- --------------------------------------------------------------------------------


                            CELOX LABORATORIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 4, 1996

TO THE STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Celox Laboratories, Inc., a Minnesota corporation (the "Company"), will be held at the Hotel Sofilel at 5601 West 78th Street, Bloomington, MN 55439, at 10:00 a.m. on June 4, 1996 for the following purposes:

         (1) To elect four directors to serve on the Company's Board of Directors.

         (2) To ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the Company's independent auditor for the fiscal year ending August 31, 1996.

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only those holders of Common Stock of the Company of record at the close of business on April 30, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         You are cordially invited to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy in the enclosed, pre-addressed, stamped envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person you may do so. In any event, a proxy may be revoked at any time before it is exercised.


                       By Order of the Board of Directors


                       Milo R. Polovina,
                       Chairman of the Board and President


Hopkins, Minnesota
May 10, 1996


- --------------------------------------------------------------------------------


                            CELOX LABORATORIES, INC.
                             856 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343


                                   ----------

                                PROXY STATEMENT


                                   ----------


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 4, 1996

        The accompanying proxy is SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF CELOX LABORATORIES, INC., A MINNESOTA CORPORATION (THE "COMPANY"), for use at the Annual Meeting of Stockholders to be held on June 4, 1996 (the "Annual Meeting"), at 10.00 a.m., Minneapolis, Minnesota time, at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota 55439, or any adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

        Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of the Company. (The directors, officers and regular employees of the Company will not receive any additional compensation for such activities.) The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses incurred by such persons. The cost of this solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy were first mailed to stockholders on or about May 10, 1996.

        ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED.

         The address of the Company's principal executive offices is 856 South Fifth Street, Hopkins, Minnesota 55343. The Company's telephone number is (612) 933-2616.

                              REVOCATION OF PROXY

        Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Celox Laboratories, Inc., 856 South Fifth Street, Hopkins, Minnesota 55343. Attention: Milo R. Polovina, President.

                               QUORUM AND VOTING

        The voting securities of the Company are shares of its Common Stock, $.01 par value ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting or any adjournment thereof.

         At the close of business on April 30, 1996 (the "Record Date"), the Company had issued and outstanding 2,742,169 shares of Common Stock held of record by approximately 900 persons. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting or any adjournment thereof.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. If a quorum is not present or represented at the meeting, the stockholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. The Company will issue a press release if the meeting is adjourned, informing stockholders of the time and place where the meeting will be reconvened. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or facsimile transmission. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally described in the Notice of the Annual Meeting.

        If an executed proxy is returned and the stockholder abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority to vote on one or more matters as to certain shares, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                       ACTION TO BE TAKEN UNDER THE PROXY

         Each proxy, unless the stockholder otherwise specifies therein by voting "against" or by explicitly abstaining, will be voted (a) "For" the election of those directors nominated by the Board of Directors, and (b) "For" the ratification of the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the Company's independent auditor for the fiscal year ending August 31, 1996. In each case where a stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his or her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matter of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other matter of business.

                             PRINCIPAL STOCKHOLDERS

        The following table sets forth the number and percentage of outstanding shares beneficially owned as of March 31, 1996 by (a) each director and executive officer of the Company, (b) each person known by the Company to own more than 5% of the outstanding Common Stock and (c) all officers and directors of the Company as a group.

NAME AND ADDRESS            NUMBER OF SHARES        PERCENT
OF BENEFICIAL OWNER         BENEFICIALLY OWNED (1)  OF CLASS
- -------------------         ----------------------  --------

DIRECTORS AND
EXECUTIVE OFFICERS

Milo R. Polovina                      737,600(2)    25.5%
856 South Fifth Street
Hopkins, Minnesota 55343

Gerald L. Olson                             0(3)       0%
420 Summit Avenue
St. Paul, Minnesota 55102

Johnny W. Thompson                     14,000(3)      less than 1%
420 Summit Avenue
St. Paul, Minnesota 55102

Gerald Orr                              7,200(3)      less than 1%
1829 Portland Avenue
Minneapolis, Minnesota 55404

PRINCIPAL
HOLDERS

Arnold Espeseth                       159,800        5.8%
Winger, Minnesota 56592

All directors and executive           758,800(4)    26.1%
   officers as a group (4 persons)


(1) Unless otherwise indicated, each individual has sole voting and investment power with respect to all shares owned by such individual. Each named person or group is deemed to be the beneficial owner of securities which may be acquired within 60 days through the exercise of options, warrants and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by such person or group. Such securities are not deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by any other person or group. Accordingly, the indicated number of shares includes shares issuable upon exercise of options (including employee stock options) held by such person or group.

(2) Includes (a) 580,100 shares of stock owned by Mr. Polovina; (b) 2,500 shares owned by Mr. Polovina's spouse, an employee of the Company; (c) options held by Mr. Polovina, to purchase 123,000 shares, which options are exercisable within 60 days; and (d) options granted to Mr. Polovina's spouse to purchase 32,000 shares, which options are exercisable within 60 days. (Mr. Polovina's spouse was granted the option while an employee of the Company but prior to her marriage to Mr. Polovina)

(3) Upon election to the Board of Directors, each director of the Company is granted an option to purchase 15,000 shares of the Company's common stock at the fair market value of such shares as of the date of the grant. Such option vests and becomes exercisable in annual increments of 5,000 shares each, beginning on the first anniversary of the date of grant. The right to purchase shares in each increment under the option extends for a period of five years from the date such increment becomes exercisable. Under provisions of such instruments, Mr. Thompson held options for 10,000 shares and Mr. Orr held options for 5,000 shares which may be exercised within 60 days of the date of this Proxy Statement. Mr. Olson did not hold options for any shares which could be exercised within 60 days of the date of this Proxy Statement.

(4) Includes outstanding shares and options exercisable within 60 days described in the preceding footnotes.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

         The Board of Directors has fixed the number of directors at five. The Board of Directors is currently composed of four members, with one vacancy. However, the Board of Directors proposes to elect only four directors at the Annual Meeting. The Board of Directors is searching for a suitable individual to fill the vacancy and, once an appropriate individual is identified and has agreed to serve, will elect that individual to fill the vacancy in accordance with the procedure established in the Company's Bylaws. The Board of Directors nominees' for election are Milo R. Polovina, Gerald L. Olson, Johnny W. Thompson and Gerald W. Orr.

        Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his or her stead, of such other persons as the Board of Directors of the Company may recommend. However, a proxy will not be voted for more than three persons. The Board of Directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

         There is no family relationship among the nominees or between any nominee and any of the Company's other directors.


VOTING INFORMATION

        Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect each of the nominees for director. The affirmative vote of the majority of shares of Common Stock present and entitled to vote at the Meeting is necessary to elect each nominee. A stockholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. The Company's Articles of Incorporation prohibit cumulative voting and each director will be elected by a majority of the voting power of the shares present and entitled to vote at the Annual Meeting.

        IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors is responsible for the overall affairs of the Company. To assist in carrying out its duties, the Board has delegated certain authority to three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

        There were five Board meetings during the fiscal year ended August 31, 1995. Each incumbent director standing for re-election, other than Mr. Olson who joined the Board in March, 1996, attended at least 75% of the aggregate total number of meetings of the Board and of all committees on which he served, which were held during the year. Mr. Richard W. Perkins was a member of the Board of Directors during fiscal 1995. He retired from the Board effective September 1, 1995.

        The Audit Committee, assists the Board of Directors in fulfilling the Board's responsibility to oversee the Company's accounting controls and policies, and financial reporting practices. Principal functions of the Audit Committee include: making recommendations regarding the selection, retention and termination of the Company's independent auditors; review of the professional services, proposed fees and independence of such auditors; review with the independent auditors on various matters, including the scope of the audit and authorization for special reviews or audits; review of internal auditing procedures and the adequacy of internal controls; and review of policies and practices respecting conflict of interest and compliance with applicable laws. At the end of fiscal year 1995, the Audit Committee was comprised of Mr. Perkins and Mr. Thompson. After the Annual Meeting, one or more new members may be appointed to the Audit Committee. The Audit Committee met once with respect to the 1995 audit.


        The functions of the Compensation Committee include: study and analysis of and recommendations to the Board concerning specific and general matters of management compensation; periodic review of management compensation policies and practices; recommendations to the Board respecting incentive compensation awards and officer salary adjustments; and administrative oversight of stock option plans and other incentive and compensation plans. The Compensation Committee met once during the last fiscal year. During fiscal year 1995, the Compensation Committee was comprised of Mr. Perkins, Mr. Polovina and Mr. Thompson. After the Annual Meeting, one or more new members may be appointed to the Compensation Committee.

        The Nominating Committee recommends to the Board of Directors the director nominees proposed in the proxy statement for election by the stockholders. The Nominating Committee also reviews the qualifications of, and recommends to the Board, candidates to fill Board vacancies as they may occur during the year. During fiscal year 1995, the Nominating Committee was comprised of Mr. Polovina, Mr. Orr and Mr. Thompson. The Nominating Committee did not meet on a formal basis during fiscal year 1995. However, the members of the Committee and other members of the Company's Board of Directors have discussed both nominations to fill vacancies on the Board and nominations for election to the Board of Directors at the Annual Meeting. In the future, the Nominating Committee will consider nominees for election to the Board of Directors suggested by the Company's stockholders.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

        The table below gives certain information about each of the Company's directors, nominees for election as directors and executive officers:

Name                   Age              Principal Occupation
- ----                   ---              --------------------

Milo R. Polovina        39              Chairman of the Board, President,
                                        Chief Executive Officer, Treasurer
                                        and Secretary of the Company

Gerald L. Olson         62              President
                                        The Rowland Company

Johnny W. Thompson      44              Executive Vice President
                                        The Rowland Company

Gerald W. Orr           60              Executive Director
                                        American Lung Association

        MILO R. POLOVINA has been the President, Chief Executive Officer, Treasurer and Secretary of the Company and has served as a director since 1985.

        GERALD L. OLSON was elected as a director by the Board of Directors in March, 1996 to fill a vacancy on the Company's Board of Directors. Mr. Olson is President of The Rowland Company, a marketing and public relations firm located in St. Paul, Minnesota and has served in that capacity since January, 1996. Prior to 1996, Mr. Olson was an Executive Vice President at The Rowland Company from 1994 to 1995. From 1992 through 1994, Mr. Olson served as President of Olson and Associates, a public affairs practice located in Victoria, Minnesota. Prior to that Mr. Olson was President of the Minnesota Chamber of Commerce located in St. Paul, Minnesota from 1990 through 1992. From 1989 to 1990, Mr. Olson served as Assistant Secretary for Legislation in the U.S. Department of Health and Human Services in Washington D.C. during the Bush Administration. Mr. Olson also serves on the Board of Directors of Allina Foundation and the Mankato State University Foundation.

        JOHNNY W. THOMPSON was elected as a director by the Board of Directors in April, 1994 to fill a vacancy on the Company's Board of Directors. Mr. Thompson is Executive Vice President of The Rowland Company, a marketing and public relations firm located in St. Paul, Minnesota, and has served in that capacity since July 1994. From April l991 to July 1994, Mr. Thompson was Executive Vice President of Himle Horner Incorporated, a public relations and marketing firm located in Bloomington, Minnesota. From 1989 to 1991, Mr. Thompson operated his own strategic communications consultancy business in Minneapolis, Minnesota and also briefly (from late 1990 to early 1991) served as President of Prova Marketing Group, Inc.

         GERALD W. ORR was elected a director by the Company's Board of Directors in July, 1994, to fill a vacancy on the Company's Board. Since 1965, Mr. Orr has served as the Executive Director of the American Lung Association of Hennepin County.

DIRECTOR COMPENSATION

        Effective in September 1992, non-employee directors receive $250 for attendance at each Board of Directors meeting and for each committee meeting held at a date other than a date on which a Board meeting is held.

        Under the Company's Director Stock Option Program (the "Program"), the Company has granted stock options to non-employee directors and intends to continue to grant stock options to attract additional directors. Under the Program, each non-employee director is granted an initial option for 15,000 shares of Common Stock for serving on the Board of Directors. Those options vest at a rate of 5,000 shares per year for three years, commencing one year from the date of grant. The exercise price of any options granted may not be less than the fair market value of the underlying Common Stock on the date of grant. Directors are also eligible to receive supplemental options on an annual basis.

         In October 1993, the Board of Directors granted Mr. Perkins a five year nonstatutory stock option. That option allows the holder to purchase up to 5,000 shares of Common Stock at an exercise price of $1.50 per share, which was the fair market value of the Common Stock on the date of grant.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "Commission") and the NASDAQ Small-Cap Market. Such officers, directors and ten percent stockholders are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended August 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

                             EXECUTIVE COMPENSATION

        The following table summarizes the amount of compensation paid for services rendered to the Company during the fiscal year ended August 31, 1995 and the two prior fiscal years to the Company's Chief Executive Officer.


                                              SUMMARY COMPENSATION TABLE

                                                                               Long Term Compensation
                                                                               ----------------------
                Annual Compensation                                            Awards         Payouts
                -------------------                                            ------          -------
                                                                                                          All
                                                                                                         Other
                                                                       Restricted                LTIP    Com-
                                                       Other Annual      Stock         Options/  Pay-    pensa-
Name and Principal                             Bonus   Compensation     Award(s)         SARs    outs    tion
Position             Year     Salary($)         ($)     ($)(1)            ($)             (#)     ($)     ($)
- ---------------------------------------------------------------------------------------------------------------
Milo R. Polovina     1995    $132,300(2)     $30,000        0              0               0       0       0
Chief Executive
Officer              1994    $126,000        $30,000        0              0            10,000     0       0

                     1993    $110,000        $30,000        0              0               0       0       0



(1) The total amount of personal benefits paid to Mr. Polovina for fiscal year 1995 is less than the lesser of (i) $50,000 or (ii) 10% of his total reported salary and bonus.

(2) In September 1995, Mr. Polovina's annual base salary was set at $135,600.

         During fiscal 1995, no options were granted to executive officers. No executive officer exercised options during fiscal 1995. The following table sets forth information regarding the value of unexercised options as of the end of the Company's 1995 fiscal year on August 31, 1995.


          OPTION EXERCISES AND VALUE OF OPTIONS AT END OF FISCAL 1995

                                 Number of Unexercised         Value of Unexercised
                                   Options at end of           In-the-Money Options
                                      Fiscal 1995              at End of Fiscal 1995 (1)
Name                         Exercisable     Unexercisable   Exercisable     Unexercisable
- ----                         -----------     -------------   -----------     -------------

Milo R. Polovina . . . .        103,000            --             0               --


(1) Calculated on the basis of the fair market value of the underlying securities at fiscal year end ($1.00) minus the exercise price per share (ranging from $1.00 to $1.50).

Subsequent to the fiscal year end of August 31, 1995, Mr. Polovina was granted 20,000 options exercisable during a period of ten years, with an exercise price of $1.00 per share.

As of March 31, 1996 the value of unexercised in-the-money options held by Mr. Polovina is $56,500.

EXECUTIVE EMPLOYMENT AGREEMENT

        In January 1995, the Company entered into a new employment agreement with Mr. Polovina. The agreement provides that Mr. Polovina will serve as Chairman of the Board, Chief Executive Officer and President of the Company for a period of ten years and will receive a minimum annual base salary of $126,000. The agreement automatically extends for an additional period of one year on each anniversary of the agreement; provided, however, that if the agreement is terminated for any reason other than (i) a change of control, (ii) voluntary resignation, (iii) death, (iv) disability, (v) retirement or (vi) cause, Mr. Polovina will be entitled to receive his annual base salary and related benefits for a period of five calendar years following the termination. Mr. Polovina is also eligible for an annual bonus, determined in the discretion of the Board of Directors, which shall in no event exceed one-half of his annual salary. This agreement also contains a provision relating to compensation in the event of a change in control of the Company followed by a termination of Mr. Polovina's employment. A "Change in Control" will occur if any person, other than Mr. Polovina, becomes the beneficial owner of securities representing 30% or more of the combined voting power of the outstanding securities of the Company, the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation, or if the persons who were directors of the Company immediately prior to the change in control cease to constitute a majority of the Board of Directors of the Company or of its successor. Upon a change of control, if Mr. Polovina's employment is terminated by the Company for other than disability or cause (as defined), or is terminated by Mr. Polovina for good reason (as defined), he will receive his annual compensation pursuant to the agreement for the ten year term then remaining. In addition, in such a situation, Mr. Polovina will be entitled to require the Company to repurchase his shares in the Company at their then-fair market value.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In September 1991, the Company sold 50,000 shares of Common Stock to the Richard W. Perkins Trust at $1.00 per share and granted Mr. Perkins a five-year warrant to purchase 12,500 shares of Common Stock at $1.00 per share.

        In September 1991, the Company granted Mr. Polovina a stock option to purchase (a) 40,000 shares of Common Stock for 10 years at an exercise price of $1.00 per share, and (b) 50,000 shares of Common Stock for 10 years, exercisable commencing in August 1992, at an exercise price of $1.00 per share. In September 1991, the Company granted an employee who subsequently became Mr. Polovina's spouse a stock option to purchase (a) 20,000 shares of Common Stock for 10 years at an exercise price of $1.00 per share, and (b) 10,000 shares of Common Stock for 10 years, exercisable commencing in August 1992, at an exercise price of $1.00 per share.

         In March 1992, Mr. Polovina borrowed $60,000 from the Company and issued a promissory note to the Company for that amount. In 1993 through 1995, $56,000 was repaid to the Company by Mr. Polovina. The balance of the note and accrued interest was repaid in fiscal 1996.

        In October 1993, the Company granted each non-employee director then serving on the Company's Board of Directors a non-statutory five year option to purchase 5,000 shares of Common Stock at $1.50 per share. In October 1993, the Company granted Mr. Polovina a non-statutory ten year option to purchase 10,000 shares of Common Stock at $1.50 per share. In October 1993, the Board of Directors reset the exercise price to $1.50 per share on all options previously granted to the Board that had exercise prices equal to or in excess of $1.75 per share. The Board adopted that adjustment because of the belief that, due to then-current market conditions, such options had lost value to the option holders and did not provide adequate incentives for the option holders' efforts on behalf of the Company.

        The Company believes that the shares issued in the transactions described above were sold at their then fair market values and the exercise price for the options and warrants granted was at the then fair market values of the Common Stock.

                                 PROPOSAL NO. 2

                        RATIFICATION AND APPROVAL OF THE
                      APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. to serve as independent auditors to the Company for the year ending August 31, 1996 and recommends that the stockholders of the Company ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as the Company's independent auditors. (Boulay, Heutmaker, Zibell & Co. P.L.L.P. also served as the Company's independent auditors during the fiscal year ended August 31, 1995.) Representatives of Boulay, Heutmaker, Zibell & Co. P.L.L.P. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

BOARD RECOMMENDATION

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE OF THE SELECTION OF BOULAY, HEUTMAKER, ZIBELL & CO. P.L.L.P. IF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING DO NOT APPROVE THE SELECTION OF PUBLIC ACCOUNTANTS, THE BOARD OF DIRECTORS IS NOT OBLIGATED TO APPOINT OTHER AUDITORS, BUT THE BOARD OF DIRECTORS WILL GIVE CONSIDERATION TO SUCH UNFAVORABLE VOTE. ALL PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY CHOICE IS INDICATED.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         The 1996 Annual Meeting is expected to be held on or about May 15, 1997. Unless the date of the 1996 Annual Meeting is changed, a stockholder proposal must be received by the Secretary of the Company no later than the close of business on January 15, 1997, in order to be included in the Company's Proxy Statement for the 1995 Annual Meeting of Stockholders.

                                 OTHER MATTERS

        A copy of the Company's Annual Report for the year ended August 31, 1995, is being mailed with this Proxy Statement.

                                 OTHER BUSINESS

         The Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                            By the Order of The Board
                            of Directors

                            /s/ Milo R. Polovina

Hopkins, Minnesota          Milo R. Polovina
May 10, 1996                Chairman of the Board


- --------------------------------------------------------------------------------

                            CELOX LABORATORIES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 1996.

         The undersigned hereby appoints Mr. Milo R. Polovina, Mr. Gerald L. Olson, Mr. Gerald W. Orr, and Mr. Johnny W. Thompson, or any of them acting in the absence of the others, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the Common Stock of Celox Laboratories, Inc., a Minnesota corporation (the "Company"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Hotel Sofitel, 5601 West 78th Street, Bloomington, Minnesota, 55439, at 10:00 a.m. on June 4, 1996, and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1.      Election of Directors

FOR all nominees listed below (except as    WITHHOLD AUTHORITY To vote
marked to the contrary below)               for all nominees listed below

                 [  ]                                      [  ]


NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

        Mr. Milo R. Polovina
        Mr. Gerald L. Olson
        Mr. Johnny W. Thompson
        Mr. Gerald W. Orr

2. The ratification of the appointment of Boulay, Heutmaker & Zibell, Co. P.L.L.P. as independent auditors for the Company for the fiscal year ending August 31, 1996.

         [  ]  FOR         [  ]  AGAINST         [  ]  ABSTAIN

3. In their discretion, the above-named proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Dated:  _____________, 1996     ______________________________________________
                                Name

Number of Shares__________      ______________________________________________
                                Signature (Please sign exactly as shown on
          `                     envelope addressed to you)

                                ______________________________________________
                                Tax identification or social security number

                    THE PROXIES WILL BE VOTED AS INSTRUCTED

IN ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" MATTERS (1) AND
(2) ABOVE.